TIAA-CREF LIFE MONEY MARKET FUND

(a series of the TIAA-CREF LIFE FUNDS)

SUPPLEMENT NO. 1

dated December 10, 2015

to the Statutory Prospectus dated May 1, 2015

Conversion to government money market fund

As a result of amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the Board of Trustees (the “Board”) of the TIAA-CREF Life Funds has approved a proposal for the TIAA-CREF Life Money Market Fund (the “Fund”) to convert to a “government money market fund,” as defined in the amendments, on or before October 14, 2016. As a government money market fund, the Fund will be required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. The Fund’s portfolio securities will continue to be valued at their amortized cost and the Fund will continue to seek to maintain a share value of $1.00 per share. A government money market fund is not required to impose liquidity fees or redemption gates, and the Fund does not currently intend to impose such fees and/or gates.

A15218 (12/15)

TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated December 10, 2015

to the Statement of Additional Information dated May 1, 2015,

as supplemented October 1, 2015 (“SAI”)

Change to the Board of Trustees

Effective December 8, 2015, Nancy L. Jacob retired from the Board of Trustees of the TIAA-CREF Life Funds (the “Trust”). Therefore, she should be removed from the list of Trustees in the Trust’s SAI.

A15239 (12/15)